GENWORTH VARIABLE INSURANCE TRUST

Supplement to the Prospectus dated May 1, 2009 and
Statement of Additional Information dated December 7, 2009

The date of this Supplement is February 18, 2010

The Board of Trustees (the “Board”) of Genworth Variable Insurance Trust (the “Trust”) has unanimously approved a Plan of Reorganization under which the Genworth Putnam International Capital Opportunities Fund and Genworth Thornburg International Value Fund (the “Acquired Funds”) would be combined with and into the Genworth Enhanced International Index Fund (the “Acquiring Fund”). The Plan of Reorganization provides for (i) the reduction of each Acquired Fund’s portfolio holdings to cash; (ii) the acquisition by the Acquiring Fund of substantially all of each Acquired Fund’s assets in exchange for shares of beneficial interest of the Acquiring Fund; (iii) the pro rata distribution by each Acquired Fund to its shareholders of shares of the Acquiring Fund in liquidation of the Acquired Fund; and (iv) the subsequent termination of each Acquired Fund.

The decision of the Board to reorganize the Acquired Funds is subject to approval by the shareholders of each Acquired Fund, voting separately, and the proposed Plan of Reorganization will be submitted to shareholders for their approval at a special meeting of shareholders during the second quarter of 2010. A combined prospectus/proxy statement that contains more information about the reorganization will be mailed to shareholders in advance of the special meeting.  If the reorganization is approved by shareholders, it is expected that the reorganization will also occur in the second quarter of 2010.

Please retain this Supplement for future reference.